KEYSPAN CORPORATION

                               6.15% NOTE DUE 2006


                                                          PRINCIPAL AMOUNT
REGISTERED                                                $400,000,000
                                                          CUSIP No.
No. R-1                                                   49337W AD 2
                                                          ISIN No.
                                                          US49337WAD20


THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY (THE "DEPOSITARY") TO A NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  KEYSPAN CORPORATION, a New York corporation (the "Issuer" or the "Company," which terms include any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of FOUR HUNDRED MILLION DOLLARS on June 1, 2006, and to pay interest thereon (computed on the basis of a 360-day year of twelve 30-day months), semiannually on June 1 and December 1 (the "Interest Payment Dates") of each year, commencing on December 1, 2001, at the rate per annum specified in the title of this Note from May 24, 2001 or the most recent Interest Payment Date to which interest had been paid or duly provided for.

                  The interest so payable and punctually paid or duly provided for on any Interest Payment Date will as provided in the Indenture be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the May 15 or November 15 preceding such Interest Payment Date (the "Record Date"). Payment of the principal of (and premium, if any) and interest on this Note will be made at the office or agency of the Company maintained by the Company for such purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

                  Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by or on behalf of The Chase Manhattan Bank, the Trustee for this Note under the Indenture, or its successor thereunder, by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or in facsimile, and an imprint or facsimile of its corporate seal to be imprinted hereon.



Dated: May 24, 2001



                                           KEYSPAN CORPORATION


                                              By:
                                              ---------------------------------
                                              Name:    Gerald Luterman
                                              Title:   Senior Vice-President and
                                                       Chief Financial Officer


[SEAL]

                                           Attest:


                                              By:
                                              ---------------------------------
                                              Name:    Richard A. Rapp, Jr.
                                              Title:   Vice President, Secretary
                                                       & Deputy General Counsel


CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein described in the within-mentioned Indenture.

THE CHASE MANHATTAN BANK,
    as Trustee


By:
-----------------------
     Authorized Officer

                                (Reverse of Note)

                               KEYSPAN CORPORATION

                  This Note is one of a duly authorized issue of Securities of the Company designated as its 6.15% Notes Due 2006 (the "Notes"). The Notes are one of an indefinite number of series of debt securities of the Company (the "Securities"), issued or issuable under and pursuant to an indenture (the "Indenture") dated as of November 1, 2000, between the Company and The Chase Manhattan Bank (herein called the "Trustee," which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. This Note is one of a series designated on the face hereof as initially limited (except as provided in the Indenture) in aggregate principal amount to $500,000,000. The Company may from time to time without notice to, or the consent of, the Holders of the Notes, create and issue further Notes of the same series as the Notes offered hereby ranking pari passu with the Notes in all respects (or in all respects except for the payment of interest accruing prior to the issue date of the new securities or except for the first payment of interest following the issue date of the new securities) so that the new securities may be consolidated and form a single series with the Notes and have the same terms as the Notes. The terms of other series of Securities issued under the Indenture may vary with respect to interest rates or interest rate formulas, issue dates, maturity, redemption, repayment, currency of payment and otherwise as provided in the Indenture. The Indenture further provides that Securities of a single series may be issued at various times, with different maturity dates and may bear interest at different rates.

                  This Note is not subject to any sinking fund.

                  If an Event of Default (other than an Event of Default described in Section 501 (5) or 501(6) of the Indenture) with respect to the Notes shall occur and be continuing, then either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Notes of this series then Outstanding may declare the aggregate principal amount of the Notes of this series due and payable in the manner and with the effect provided in the Indenture. If an Event of Default specified in Section 501(5) or 501(6) occurs with respect to the Company, all of the unpaid principal amount and accrued interest thereon shall ipso facto become and be immediately due and payable in the manner and with the effect provided in the Indenture without any declaration or other act by the Trustee or any Holder.

                  This Note may be redeemed in whole at any time at the option of the Company (such date of redemption, the "Optional Redemption Date") at the Optional Redemption Price (as defined below) together with interest accrued thereon to the Optional Redemption Date, on notice given not more than 60 nor less than 30 days prior to the Optional Redemption Date.

                  The "Optional Redemption Price" shall equal the sum of the principal amount of the Note and the Make Whole Amount (as defined below). "Make-Whole Amount" means, the excess, if any, of the aggregate present value as of the Optional Redemption Date of principal being redeemed and the amount of interest (exclusive of interest accrued to the Optional Redemption Date) that would have been payable if redemption had not been made, determined by discounting, on a semiannual basis, the remaining principal and interest at the Reinvestment Rate (as defined below) (determined on the third Business Day preceding the date notice of redemption is given) from the dates on which the principal and interest would have been payable if the redemption had not been made, to the Optional Redemption Date, over the aggregate principal amount of the Notes being redeemed.

                  "Reinvestment Rate" shall mean 25 basis points plus the arithmetic mean of the yield under the heading "Week Ending" published in the most recent Statistical Release under the caption "Treasury Constant Maturities" for the maturity (rounded to the nearest month) corresponding to the remaining life to maturity, as of the payment date of the principal being redeemed or paid. If no maturity exactly corresponds to the maturity, yields for the two published maturities most closely corresponding to the maturity shall be so calculated and the Reinvestment Rate shall be interpolated or extrapolated on a straight-line basis, rounding to the nearest month. The most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used for purposes of calculating the Reinvestment Rate.

                  The Make-Whole Amount shall be calculated by an independent investment banking institution of national standing appointed by the Company. If the Company fails to make the appointment at least 45 business days prior to the Optional Redemption Date, or if the institution is unwilling or unable to make the calculation, the calculation shall be made by an independent investment banking institution of national standing appointed by the Trustee. If the Reinvestment Rate is not available as described above, the Reinvestment Rate shall be calculated by interpolation or extrapolation of comparable rates selected by the independent investment banking institution.

                  The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee with the consent of the Holders of more than 50% in principal amount of the Securities at the time Outstanding of each series issued under the Indenture to be affected thereby, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Securities of such series; provided, however, that no such supplemental indenture shall, among other things, (i) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or interest thereon, if any, or any premium payable upon redemption thereof, or (ii) change the Place of Payment on any Security or the currency or currency unit in which any Security or the principal or interest thereon is payable; impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof; or reduce or alter the method of computation of any amount payable upon redemption, repayment or purchase of any Securities by the Company (or the time when such redemption, repayment or purchase may be made); or reduce the percentage in principal amount of the Securities, the Holders of which are required to consent to any supplemental indenture, without the consent of the Holder of each Security affected thereby. The Indenture also contains provisions permitting the Holders of more than 50% in principal amount of the Securities of each series at the time outstanding, on behalf of the Holders of all the Securities of that series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences with respect to such series, except a default in the payment of principal of or interest, if any, on any Security of that series or a default with respect to a covenant or provision of the Indenture which cannot be amended without the consent of such Holder.

                  The Notes are issuable only in registered form without coupons in denominations of $1,000 and integral multiples thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the Holder surrendering the same. If (x) the Depositary is at any time unwilling or unable to continue as depository and a successor depository is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, (y) the Company delivers to the Trustee a Company Order to the effect that this Note shall be exchangeable or (z) an Event of Default has occurred and is continuing with respect to the Notes, this Note shall be exchangeable for Notes in definitive form and in an equal aggregate principal amount. Such definitive Notes shall be registered in such name or names as the Depositary shall instruct the Trustee.

                  As provided in the Indenture and subject to certain limitations set forth therein and above, the transfer of this Note may be registered on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the time, place and rate, and in the coin or currency, herein and in the Indenture prescribed.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  Certain of the Company's obligations under the Indenture with respect to Notes, may be terminated if the Company irrevocably deposits with the Trustee money or Government Obligations sufficient to pay and discharge the entire indebtedness on all Notes, as provided in the Indenture.

                  No recourse shall be had for the payment of the principal of (and premium, if any), or the interest, if any, on this Note, or for any claim based thereon, or upon any obligation, covenant or agreement of the Company in the Indenture, against the any incorporator, stockholder, officer or director, as such, past, present of future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment of penalty or otherwise; and all such personal liability is expressly released and waived as a condition of, and as part of the consideration for, the issuance of this Note.

                  The Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York.

                  All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                            ASSIGNMENT/TRANSFER FORM



                  FOR VALUE RECEIVED the undersigned registered Holder hereby sell(s), assign(s) and transfer(s) unto (insert Taxpayer Identification No.)

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)
______________________________________________________________________________
the within Note and all rights thereunder, hereby irrevocably constituting and appointing ________________________________________ attorney to transfer said
Note on the books of the Company with full power of substitution in the premises.



          Date: _____________

     ____________________________ NOTICE: The signature of the registered Holder to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatsoever.

                               KEYSPAN CORPORATION

                               6.15% NOTE DUE 2006


                                                               PRINCIPAL AMOUNT
REGISTERED                                                     $100,000,000
                                                               CUSIP No.
No. R-2                                                        49337W AD 2
                                                               ISIN No.
                                                               US49337WAD20


THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY (THE "DEPOSITARY") TO A NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  KEYSPAN CORPORATION, a New York corporation (the "Issuer" or the "Company," which terms include any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ONE HUNDRED MILLION DOLLARS on June 1, 2006, and to pay interest thereon (computed on the basis of a 360-day year of twelve 30-day months), semiannually on June 1 and December 1 (the "Interest Payment Dates") of each year, commencing on December 1, 2001, at the rate per annum specified in the title of this Note from May 24, 2001 or the most recent Interest Payment Date to which interest had been paid or duly provided for.

                  The interest so payable and punctually paid or duly provided for on any Interest Payment Date will as provided in the Indenture be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the May 15 or November 15 preceding such Interest Payment Date (the "Record Date"). Payment of the principal of (and premium, if any) and interest on this Note will be made at the office or agency of the Company maintained by the Company for such purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

                  Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by or on behalf of The Chase Manhattan Bank, the Trustee for this Note under the Indenture, or its successor thereunder, by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or in facsimile, and an imprint or facsimile of its corporate seal to be imprinted hereon.



Dated: May 24, 2001



                                        KEYSPAN CORPORATION


                                        By:
                                        -----------------------------------
                                        Name:    Gerald Luterman
                                        Title:   Senior Vice-President and
                                                 Chief Financial Officer


[SEAL]

                                        Attest:


                                        By:
                                        ----------------------------------
                                        Name:    Richard A. Rapp, Jr.
                                        Title:   Vice President, Secretary &
                                                 Deputy General Counsel


CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein described in the within-mentioned Indenture.

THE CHASE MANHATTAN BANK,
    as Trustee


By:
-------------------------
     Authorized Officer

                                (Reverse of Note)

                               KEYSPAN CORPORATION

                  This Note is one of a duly authorized issue of Securities of the Company designated as its 6.15% Notes Due 2006 (the "Notes"). The Notes are one of an indefinite number of series of debt securities of the Company (the "Securities"), issued or issuable under and pursuant to an indenture (the "Indenture") dated as of November 1, 2000, between the Company and The Chase Manhattan Bank (herein called the "Trustee," which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. This Note is one of a series designated on the face hereof as initially limited (except as provided in the Indenture) in aggregate principal amount to $500,000,000. The Company may from time to time without notice to, or the consent of, the Holders of the Notes, create and issue further Notes of the same series as the Notes offered hereby ranking pari passu with the Notes in all respects (or in all respects except for the payment of interest accruing prior to the issue date of the new securities or except for the first payment of interest following the issue date of the new securities) so that the new securities may be consolidated and form a single series with the Notes and have the same terms as the Notes. The terms of other series of Securities issued under the Indenture may vary with respect to interest rates or interest rate formulas, issue dates, maturity, redemption, repayment, currency of payment and otherwise as provided in the Indenture. The Indenture further provides that Securities of a single series may be issued at various times, with different maturity dates and may bear interest at different rates.

                  This Note is not subject to any sinking fund.

                  If an Event of Default (other than an Event of Default described in Section 501 (5) or 501(6) of the Indenture) with respect to the Notes shall occur and be continuing, then either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Notes of this series then Outstanding may declare the aggregate principal amount of the Notes of this series due and payable in the manner and with the effect provided in the Indenture. If an Event of Default specified in Section 501(5) or 501(6) occurs with respect to the Company, all of the unpaid principal amount and accrued interest thereon shall ipso facto become and be immediately due and payable in the manner and with the effect provided in the Indenture without any declaration or other act by the Trustee or any Holder.

                  This Note may be redeemed in whole at any time at the option of the Company (such date of redemption, the "Optional Redemption Date") at the Optional Redemption Price (as defined below) together with interest accrued thereon to the Optional Redemption Date, on notice given not more than 60 nor less than 30 days prior to the Optional Redemption Date.

                  The "Optional Redemption Price" shall equal the sum of the principal amount of the Note and the Make Whole Amount (as defined below). "Make-Whole Amount" means, the excess, if any, of the aggregate present value as of the Optional Redemption Date of principal being redeemed and the amount of interest (exclusive of interest accrued to the Optional Redemption Date) that would have been payable if redemption had not been made, determined by discounting, on a semiannual basis, the remaining principal and interest at the Reinvestment Rate (as defined below) (determined on the third Business Day preceding the date notice of redemption is given) from the dates on which the principal and interest would have been payable if the redemption had not been made, to the Optional Redemption Date, over the aggregate principal amount of the Notes being redeemed.

                  "Reinvestment Rate" shall mean 25 basis points plus the arithmetic mean of the yield under the heading "Week Ending" published in the most recent Statistical Release under the caption "Treasury Constant Maturities" for the maturity (rounded to the nearest month) corresponding to the remaining life to maturity, as of the payment date of the principal being redeemed or paid. If no maturity exactly corresponds to the maturity, yields for the two published maturities most closely corresponding to the maturity shall be so calculated and the Reinvestment Rate shall be interpolated or extrapolated on a straight-line basis, rounding to the nearest month. The most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used for purposes of calculating the Reinvestment Rate.

                  The Make-Whole Amount shall be calculated by an independent investment banking institution of national standing appointed by the Company. If the Company fails to make the appointment at least 45 business days prior to the Optional Redemption Date, or if the institution is unwilling or unable to make the calculation, the calculation shall be made by an independent investment banking institution of national standing appointed by the Trustee. If the Reinvestment Rate is not available as described above, the Reinvestment Rate shall be calculated by interpolation or extrapolation of comparable rates selected by the independent investment banking institution.

                  The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee with the consent of the Holders of more than 50% in principal amount of the Securities at the time Outstanding of each series issued under the Indenture to be affected thereby, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Securities of such series; provided, however, that no such supplemental indenture shall, among other things, (i) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or interest thereon, if any, or any premium payable upon redemption thereof, or (ii) change the Place of Payment on any Security or the currency or currency unit in which any Security or the principal or interest thereon is payable; impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof; or reduce or alter the method of computation of any amount payable upon redemption, repayment or purchase of any Securities by the Company (or the time when such redemption, repayment or purchase may be made); or reduce the percentage in principal amount of the Securities, the Holders of which are required to consent to any supplemental indenture, without the consent of the Holder of each Security affected thereby. The Indenture also contains provisions permitting the Holders of more than 50% in principal amount of the Securities of each series at the time outstanding, on behalf of the Holders of all the Securities of that series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences with respect to such series, except a default in the payment of principal of or interest, if any, on any Security of that series or a default with respect to a covenant or provision of the Indenture which cannot be amended without the consent of such Holder.

                  The Notes are issuable only in registered form without coupons in denominations of $1,000 and integral multiples thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the Holder surrendering the same. If (x) the Depositary is at any time unwilling or unable to continue as depository and a successor depository is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, (y) the Company delivers to the Trustee a Company Order to the effect that this Note shall be exchangeable or (z) an Event of Default has occurred and is continuing with respect to the Notes, this Note shall be exchangeable for Notes in definitive form and in an equal aggregate principal amount. Such definitive Notes shall be registered in such name or names as the Depositary shall instruct the Trustee.

                  As provided in the Indenture and subject to certain limitations set forth therein and above, the transfer of this Note may be registered on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the time, place and rate, and in the coin or currency, herein and in the Indenture prescribed.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  Certain of the Company's obligations under the Indenture with respect to Notes, may be terminated if the Company irrevocably deposits with the Trustee money or Government Obligations sufficient to pay and discharge the entire indebtedness on all Notes, as provided in the Indenture.

                  No recourse shall be had for the payment of the principal of (and premium, if any), or the interest, if any, on this Note, or for any claim based thereon, or upon any obligation, covenant or agreement of the Company in the Indenture, against the any incorporator, stockholder, officer or director, as such, past, present of future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment of penalty or otherwise; and all such personal liability is expressly released and waived as a condition of, and as part of the consideration for, the issuance of this Note.

                  The Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York.

                  All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                            ASSIGNMENT/TRANSFER FORM



                  FOR VALUE RECEIVED the undersigned registered Holder hereby sell(s), assign(s) and transfer(s) unto (insert Taxpayer Identification No.)

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)
______________________________________________________________________________
the within Note and all rights thereunder, hereby irrevocably constituting and appointing ________________________________________ attorney to transfer said
Note on the books of the Company with full power of substitution in the premises.



           Date: ___________________

     _____________________________________NOTICE:    The    signature   of   the
registered Holder to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatsoever.